SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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Date of Report  (Date of earliest event reported)              October 6, 2004
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                          Advanced Nutraceuticals, Inc.
                ------------------------------------------------
               (Exact name of Registrant as specified in charter)


                                      Texas
                                      -----
                 (State or other jurisdiction of incorporation)


       000-26362                                           76-0642336
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(Commission File Number)                       (IRS Employee Identification No.)


106 South University Boulevard, Unit 14, Denver, Colorado               80209
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code                (303) 722-4008


                                 Not Applicable
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          (Former name or former address, if changed since last report)







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Item 2.01  Completion of Acquisition or Disposition of Assets.
           --------------------------------------------------

     In a news release dated October 6, 2004, a copy of which is attached hereto as Exhibit 99.1, the Registrant announced that it has received the $250,000 proceeds, with no deduction, from the escrow account that had been established in connection with the March 2004 sale of the assets and operations associated with the Registrant's subsidiary, ANI Pharmaceuticals, Inc., ("ANIP") to an unrelated party. The receipt of this $250,000 escrowed amount, combined with the recent receipt of approximately $10,000 from the final working capital adjustment settlement, finalizes all open items regarding the sale of ANIP. The ANIP sale is now reported in the Registrant's consolidated financial statements as a discontinued operation and will no longer affect the Registrant's results of operations.

Item 8.01   Other Events.
            ------------

     In a news release dated October 6, 2004, a copy of which is attached hereto as Exhibit 99.1, the Registrant announced that based upon preliminary estimated results for the operations of the Registrant's subsidiary, Bactolac Pharmaceutical, Inc., sales for the year ended September 30, 2004 are anticipated to total approximately $17.5 million, a 37% increase over the $12.8 million reported for the prior year. Sales for the three months ended September 30, 2004 are anticipated to total approximately $4.3 million, a 27% increase over the $3.4 million reported for the same period in prior year.

     In addition, the Registrant announced that is has signed an agreement with BCL Partners, a corporate finance specialist who assisted the Registrant with the sale of ANIP, to advise and assist the Registrant on a non-exclusive basis with evaluating the Registrant's future strategy and to explore possible options to enhance and maximize shareholder value.


Item 9.01   Financial Statements and Exhibits.
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(c)   Exhibits.
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         Exhibit
         Number              Description
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          99.1       News Release dated October 6, 2004







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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Advanced Nutraceuticals, Inc.



Date:  October 6, 2004            /s/  Jeffrey G. McGonegal
                                  -------------------------
                                  By: Jeffrey G. McGonegal
                                  Title:   Senior Vice President of Finance













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